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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

          Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

       1924 Pearman Dairy Road Anderson, South Carolina            29625
           (Address of principal executive offices)              (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

On October 30, 2006, Hampshire Group, Limited (the "Company") announced that the Company's Board of Directors (the "Board") established an Executive Committee consisting of Joel Goldberg, Michael C. Jackson, Harvey Sperry and Irwin Winter, each of whom is a director of the Company. The Board granted the Executive Committee all of the powers of the Board except as the powers of the Executive Committee may be limited by the Delaware General Corporation Law and the Bylaws of the Company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HAMPSHIRE GROUP, LIMITED


                                        By: /s/ Heath L. Golden
                                            ------------------------------------
                                            Name:  Heath L. Golden
                                            Title: Vice President and
                                                   General Counsel


Dated: October 30, 2006